SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 7, 1996




                         COMMUNITY CARE OF AMERICA, INC.
      -------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                       0-26502                   52-1823411
      -------------                  -----------              ----------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
    of Incorporation)                File Number)            Identification No.)



 3050 North Horseshoe Drive, Naples, Florida                        33942
 -------------------------------------------                      ----------
  (Address of Principal Executive Offices)                        (Zip Code)


                                 (941) 435-0085
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                 -----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
- ------     ------------

           On June 7, 1996, the Company's Board of Directors elected Rohit M. Desai to its Board of Directors. Mr. Desai replaces Daniel G. Pine, who had previously been serving on the Board as a designee of Desai Capital Management Incorporated, which has the right to designate two directors.






                               S I G N A T U R E
                               -----------------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           COMMUNITY CARE OF AMERICA, INC.



Date: June 10, 1996                        By:    /S/ David H. Fater
                                                ----------------------
                                                 David H. Fater
                                                 Executive Vice President and
                                                 Chief Financial Officer





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